Exhibit 99.2

Date: 24 December 2008

The Board of Directors

AsiaInfo Holdings, Inc.

4th Floor, Zhongdian Information Tower

No. 6 Zhongguancun South Street, Haidian District

Beijing 100086, China

Dear Sirs,

I, the undersigned, hereby tender my resignation as a Director of AsiaInfo Holdings, Inc. (the “Company”) with effect from 25 December 2008.

I confirm that I have no claim against the Company whatsoever whether in respect of fees, remuneration or compensation for the loss of office.

Yours truly,

/s/ Yichen ZHANG
Yichen ZHANG